SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  FORM 8-K / A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             Date of report (date of earliest event reported) January 20, 2000 through March 31, 2000

                                 E-PAWN.COM, INC
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction          87-0435741                      33-2533-LA
of Incorporation)               Commission File Number          (I.R.S. Employer
                                                             Identification No.)









                        2855 University Drive, Suite 200
                           Coral Springs Florida 33065
                             Tel.  954-575-7296
                             Fax   954-227-7395
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND TELEPHONE-FAX

                           WASATCH INTERNATIONAL CORP.

        1301 N. Congress Avenue, Suite 135, Boynton Beach, Florida 33426
                            (Former Name and Address)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         E-Pawn.com, Inc. (formerly Wasatch International Corp.) hereby amends the Form 8-K filed on April 18, 2000 in response to comments presented by the Office of Small Business in the Division of Corporate Finance requesting that the Registrant make specific reference to the disclosures required by Regulation S-B, Item 304 (a)(1) as follows:

         Item 304(a)(1)(i) disclosure:

         On March 14, 2000, Jones, Jensen & Company, LLC advised the Registrant that it could no longer serve the Registrant as its independent auditor and certifying accountant. The former accountant voluntarily resigned and advised the Registrant that the reason for the resignation was its association with McGrady & Pullen Network. The former accountant and the Registrant had no disagreement or dispute about accounting policy and reports on the financial statements of Registrant. The former accountant returned to the Registrant the balance on deposit as a retainer for accounting services, and no outstanding fees are due by Registrant to the former accountant. The withdrawal was amicable and the former accountant advised that it would cooperate with the successor accountant. Attached as Exhibit 16 is a copy of the letter from the former accountant.

         Item 304(a)(1)(ii) disclosure:

         The Registrant's principal accountant's reports on the financial statements for the last two years are included in the Form 10-K filed on April 24, 2000 filed for the years ending May 31, 1999 and 1998. None of the reports contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The principal accountant's report made reservation about the ability of the Registrant to continue as a going concern, but it made reference to the Notes to Financial Statements in which Registrant's management disclosed plans for future business activities.

         Item 304(a)(1)(iii) disclosure

         The Registrant does not have a separate audit committee. The Board responded to the voluntary withdrawal of the former accountant by engaging the firm Feldman Sherb Horowitz & Co. PC of New York, New York as its principal certifying accountant and independent auditor.

         Item 304(a)(1)(iv) and (v) disclosure:

         At no time during the two most recent fiscal years and any interim period through March 14, 2000, has the Registrant received any notice of disagreement or "reportable events" with the former accountant as described in Regulation S-B. Reference is made to Exhibit 16 which states the nature of the resignation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2000

E-PAWN.COM, INC.

(Formerly Wasatch International Corp.)

By:_____________________________
         Eli Leibowitz, Director and
         President